Exhibit 10.38

AMENDMENT No. 4

This AMENDMENT No. 4 (this “Amendment”) is effective as of January 13, 2005 (the “Effective Date”) among CIRCOR INTERNATIONAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company”); each of the Subsidiary Guarantors referred to therein (collectively, the “Subsidiary Guarantors”); each of the lenders that is a signatory hereto (individually, a “Lender” and, collectively, the “Lenders”); and ING CAPITAL LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors in such capacity, the “Agent”).

The Company, the Subsidiary Guarantors, the Lenders and the Agent are parties to a Credit Agreement dated as of October 18, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the “Credit Agreement”). The Company, the Subsidiary Guarantors, the Lenders and the Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

SECTION 2. Amendment. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the Effective Date, the Credit Agreement shall be amended as follows:

2.01. Tangible Net Worth. Section 9.11 of the Credit Agreement shall be amended in its entirety to read as follows:

“9.11 Tangible Net Worth. The Company will not permit its Tangible Net Worth as at the last day of any fiscal quarter of the Company to be less than the sum of (a) $90,000,000 plus (b) 50% of Net Income for each fiscal quarter of the Company ending after June 30, 2002 for which Net Income is a positive number.”

SECTION 3. Representations and Warranties. The Company and the Subsidiary Guarantors represent and warrant to the Lenders that the representations and warranties set forth in Section 8 of the Credit Agreement (after giving effect to the amendments to the Credit Agreement provided for by this Amendment No. 4) are true and complete on the Effective Date as if made on and as of the Effective Date and as if each reference in said Section 8 to “this Agreement” included reference to this Amendment (or, if any such representation and warranty is expressly to be made as of a specific date, as of such specific date).

SECTION 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the Effective Date, upon the satisfaction of the following conditions precedent:

4.01. Execution by All Parties. This Amendment No. 4 shall have been executed and delivered by the Company, the Subsidiary Guarantors and Lenders constituting Majority Lenders.

4.02. Consummation of Acquisition. The Agent shall have received evidence satisfactory to it that that the Company shall have consummated the acquisition of all of the capital stock of Loud Engineering & Manufacturing, Inc.

4.03. Required Debt Modifications. The Agent shall have received copies of an amendment, waiver or other arrangement with respect to each document governing Indebtedness of the Company that includes a covenant to maintain a specified net worth that must be modified to permit the consummation of the acquisition described in Section 4.02 hereof, effecting such modification, each of which shall be in form and substance satisfactory to the Agent.

4.04. Other Documents. Such other documents as the Agent or any Lender or special New York counsel to ING may reasonably request.

SECTION 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

CIRCOR INTERNATIONAL, INC.

By	/s/ Kenneth W. Smith
Title:	Vice President, Finance, and CFO

SUBSIDIARY GUARANTORS

AERODYNE CONTROLS, INC

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

CIRCOR, INC.

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

CIRCOR BUSINESS TRUST

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

CIRCOR GERMAN HOLDINGS LLC

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

CIRCOR IP HOLDING CO.

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

CIRCLE SEAL CONTROLS, INC.

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

CIRCOR SECURITIES CORP.

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

DOPAK, INC.

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

HOKE, INC.

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

HOKE-INTERNATIONAL, LTD.

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

HYDROSEAL VALVE COMPANY, INC.

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

KF INDUSTRIES, INC.

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

LESLIE CONTROLS, INC.

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

MALLARD CONTROL COMPANY

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

SPENCE ENGINEERING COMPANY, INC.

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

TEXAS SAMPLING, INC.

By	/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Vice President

ING CAPITAL LLC

By	/s/ Thomas R. Hobbis
Name:	Thomas R. Hobbis
Title:	Director

BANKNORTH, N.A.

By	/s/ John R. Sundstrom
Name:	John R. Sundstrom
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By	/s/ Thomas J. Purcell
Name:	Thomas J. Purcell
Title:	Senior Vice President

BANCA NAZIONALE DEL LAVORO S.P.A.

By	/s/ Francesco Ingargiola
Name:	Francesco Ingargiola
Title:	Relationship Manager Credit and Marketing

By	/s/ Francesco Di Mario
Name:	Francesco Di Mario
Title:	Senior Manager Credit and Marketing

ING CAPITAL LLC, as Agent

By	/s/ Thomas R. Hobbis
Name:	Thomas R. Hobbis
Title:	Director